BUSINESS COMBINATION	6 Months Ended
Jun. 30, 2024
BUSINESS COMBINATION [Abstract]
BUSINESS COMBINATION
6.     BUSINESS COMBINATION

(a)	Business combination between BTG, Bitdeer and BSGA (the “Business Combination”)

On December 15, 2021, Bitdeer entered into an Amended and Restated Agreement and Plan of Merger, which was subsequently amended on May 30, 2022, December 2, 2022 and March 7, 2023 (the “Merger Agreement”), pursuant to which BTG, Bitdeer and BSGA entered into a Business Combination transaction via a multiple-merger structure, where (i) Blue Safari Merge Limited, a British Virgin Islands business company and a wholly-owned subsidiary of BTG merged with and into BSGA, with BSGA being the surviving entity, (ii) BSGA merges with and into Blue Safari Merge II Limited, a British Virgin Islands business company and a wholly-owned subsidiary of BTG, with Blue Safari Merge II Limited being the surviving entity, and (iii) Bitdeer Merge Limited, an exempted company with limited liability incorporated under the laws of Cayman Islands and a direct wholly-owned subsidiary of BTG, merged into and with Bitdeer, with Bitdeer being the surviving company and becoming a wholly-owned subsidiary of BTG.

 On April 13, 2023, the Business Combination was completed in accordance with the Merger Agreement. Upon completion of the Business Combination, (i) each ordinary share of BSGA issued and outstanding were cancelled in exchange for one BTG Class A ordinary shares, of which 2,607,498 Class A ordinary shares were issued, (ii) each ordinary share and preferred share of Bitdeer issued and outstanding were cancelled in exchange for BTG Class A ordinary shares, and, in the case of the ordinary share and preferred share of Bitdeer held by Jihan Wu, founder of Bitdeer, or the entity controlled by him, namely Victory Courage Limited, BTG Class V ordinary shares, at an exchange ratio of approximately 0.00858, of which 60,281,185 BTG Class A ordinary shares and 48,399,922 Class V ordinary shares were issued, (iii) each share award to acquire ordinary shares of Bitdeer granted under Bitdeer’s 2021 Share Incentive Plan outstanding, whether vested or unvested, were assumed by BTG and converted into a share award representing the same rights to receive BTG Class A ordinary shares, except that the number of BTG Class A ordinary shares subject to such share awards shall equal to the product of (A) the number of Bitdeer ordinary shares that were subject to such Bitdeer share awards, multiplied by (B) an exchange ratio of approximately 0.00858.

The share capital, other reserve, weighted average number of shares outstanding and loss per share calculations have been retrospectively restated to the equivalent number of shares reflecting the exchange ratio as a result of the Business Combination.

The Business Combination is accounted for as a “reverse recapitalization” in accordance with IFRS as issued by IASB, as defined below. Under this method of accounting, Bitdeer has been identified as the acquirer and BSGA and BTG have been treated as the “acquired” company for financial reporting purposes. This determination was primarily based on the fact that subsequent to the Business Combination, Bitdeer’s shareholders have a majority of the voting power of the Company, Bitdeer comprises all of the ongoing operations of the combined company, Bitdeer comprises a majority of the governing body of the combined company, and Bitdeer’s senior management comprises all of the senior management of the combined company. As BSGA does not meet the definition of a business as defined in IFRS 3, “Business Combinations”, the transaction is outside the scope of IFRS 3 and is accounted for as an equity settled, share-based payment transaction in accordance with IFRS 2, “Share-based Payment”. Accordingly, for accounting purposes, the Business Combination was treated as the equivalent of Bitdeer issuing ordinary shares at the fair value in order for the ownership interest in the combined entity to be the same as if the transaction had taken the legal form of Bitdeer acquiring 100% of BSGA and BTG, accompanied by a recapitalization. Any difference between the fair value of the ordinary shares deemed to have been issued by Bitdeer and the amount of pre-existing debtor relationship between Bitdeer and BSGA, and the fair value of BSGA’s and BTG’s net liabilities assumed represents a listing fee through profit or loss. No goodwill or other intangible assets was recorded. Operations prior to the Business Combination was those of Bitdeer.

As a result of this reverse recapitalization, a listing fee of US$33.2 million has been recorded to reflect the difference between the fair value of ordinary shares deemed to be issued to the shareholders of BSGA, the settlement of pre-existing debtor relationship with BSGA, and the fair value of net liabilities of BSGA and BTG assumed. Bitdeer’s transaction-related costs of US$8.0 million, such as commissions, professional fees and regulatory fees are directly attributable to this transaction were recorded in equity as a deduction of other reserve. Net payment related to Business Combination is US$7.7 million, which comprises of the transaction-related costs of US$8.0 million offset against with cash and cash equivalents of US$0.3 million acquired.

The details of the purchase price allocation of the identifiable assets acquired and liabilities assumed are as follows:

At April 13, 2023
In thousands of USD, except for the closing price of BSGA’s share and the number of ordinary shares information
Number of outstanding ordinary shares held by BSGA’s shareholders on acquisition date (thousand shares)	2,607
Closing price of BSGA’s ordinary shares on acquisition date (in USD)	10
Fair value of BSGA’s ordinary shares on acquisition date	26,075
Settlement of pre-existing debtor relationship with BSGA*	2,607
Total fair value of consideration transferred	28,682

Fair value of assets acquired and liabilities assumed:
Cash and cash equivalents	317
Prepayments and other assets	48
Other payables and accruals	(4,834)
Total fair value of assets acquired and liabilities assumed	(4,469)

Excess of fair value of consideration transferred over fair value of assets acquired and liabilities assumed, recognized as listing fee	33,151

* Settlement of pre-existing debtor relationship with BSGA represent lending made to BSGA.

(b)	Acquisition of Troll Housing AS and Tydal Data Center AS (the “Norway Acquisition”)

In April 2024, the Group entered into a share purchase agreement with Renol Invest AS and Bryhni.com AS, the owners of both Troll Housing AS and Tydal Data Center AS (collectively, the “Target Companies” or “Troll and Tydal”), to purchase 100% of the equity interest in the Target Companies. Troll and Tydal are private limited liability companies incorporated in Norway, and conduct business for the management and operation of datacenters. The acquisition closed on April 15, 2024 (the “acquisition date”).

The Group accounted for the acquisition as a business combination under IFRS 3, using the acquisition method.

The details of the purchase consideration, the net assets acquired, and goodwill are as follows:

In thousands of USD	At April 15, 2024
Purchase consideration
Cash consideration paid	15,000
Senior secured notes (1)	15,091
417,130 Class A ordinary shares (2)	2,357
Class A ordinary share call options (3)	504
Total purchase consideration	32,952
Settlement of pre-existing debtor relationship with the Target Companies (4)	(10,061)
Fair value of consideration transferred	22,891

(1)
The Group issued US$15.0 million in aggregate principal amount of senior secured notes on April 15, 2024, in relation to the business combination. The senior secured notes bear an annual interest of 6%, mature five years after April 15, 2024, and are secured by 100% of the shares of the Target Companies. The fair value of the senior secured notes is measured by calculating the present value of the notes using the effective interest rate. The pledge of the 100% of issued shares capital of the Target Companies does not influence the Group’s control over the Target Companies, as (i) the Group has power over the Target Companies to direct relevant activities of the Target Companies, (ii) the Group has exposures to variable returns from involvement with the Target Companies, and (iii) the Group has the ability to exercise its power over the Target Companies to affect the amount of those returns.

(2)
The fair value of the Class A ordinary shares is determined based on the number of shares transferred and the closing price on the acquisition date. The shares are transferred upon the completion of the acquisition.

(3)
The Group granted Class A ordinary share call options at a strike price of US$35.96 per share, with the expiry date set as the later of April 15, 2029, or six months after all principal and interest accrued under the senior secured notes have been repaid. The fair value was recognized on the acquisition date based on the binomial model with the assistance of an independent valuation specialist. The following table provides the key inputs used in the model for determining the value of the option:

At April 15, 2024
Share price	5.65
Dividend yield (%)	-
Expected volatility (%)	126%
Risk-free interest rate (%)	4.65%

(4)
Settlement of pre-existing debtor relationship with the Target Companies represents the payable amount of approximately US$16.4 million from the Group to the Target Companies in relation to the services provided and offset against a prepayment made by the Group to the Target Companies of approximately US$6.3 million. The services provided by the Target Companies, include electricity supply, construction services, and daily operational management for the mining datacenters prior to the date of acquisition.

For financial reporting purposes, the fair value of the net assets acquired from the Target Companies is based on their financial statements as of March 31, 2024, which is the most recent financial statement available at the time of the fair value assessment on the acquisition date. There were no material transactions occurred between March 31, 2024 and the acquisition date.

The assets and liabilities recognized as a result of the acquisition are as follows:

In thousands of USD
Fair value of assets acquired and liabilities assumed
Cash and cash equivalents	8,723
Trade receivables	49
Prepayments and other assets	2,690
Right-of-use assets	122
Property, plant and equipment	1,323
Identified intangible assets: rights to electricity capacity	22,429
Deferred tax assets	32
Trade payables	(3,367)
Other payables and accruals	(16,384)
Income tax payables	(1,962)
Lease liabilities	(122)
Deferred tax liabilities	(5,093)
Net identifiable assets acquired	8,440
Goodwill	14,451
Net assets acquired	22,891

The fair value of the land at the acquisition date, of which the amount was included in property, plant and equipment, was measured using the sales comparison method under the market approach with the assistance of an independent valuation specialist and amounted to US$1.1 million.

The rights to electricity capacity acquired in the business combination are recognized at fair value and the fair value at the acquisition date was US$22.4 million using the multi-period excess earnings method under the income approach, with assistance from an independent valuation specialist. The key inputs include operation projection and the discount rate. The rights to electricity capacity are granted by the Norwegian state and regional electricity grid operator and do not expire as long as they are being utilized. The Group intends to fully utilize the capacity in its operations and considers this intangible asset to have indefinite useful lives. The intangible asset is tested for impairment annually or whenever there is an indication at the end of a reporting period that the asset may be impaired.

The above goodwill is premarily attributable to the ability and experience in regional operations and cannot be recognized as separate intangible assets. The Goodwill is not deductible for tax purposes.

Deferred tax liabilities relating to temporary differences between the tax bases and accounting bases of the assets acquired on the acquisition date were recognized in an amount of US$5.1 million.

For the period from the acquisition date to June 30, 2024, the Target Companies contributed revenue and net income of nil and US$1.9 million, respectively. On an unaudited pro forma basis, assuming this business combination had occurred on January 1, 2024, the Target Companies would have contributed revenue and net income of approximately nil and US$3.0 million for the period ended June 30, 2024. The Target Companies generated revenue solely from providing services to the Group. The Group achieved cost and expense savings from the acquisition, as a result of retaining the margins the Target Companies would have charged if they were not acquired.